TherapeuticsMD, Inc. 8-K

Exhibit 99.1

NYSE MKT: TXMD Corporate Overview Q2 - 2014 COPYRIGHT 2014 by TherapeuticsMD – May 2014

This presentation includes forward - looking statements covered by the safe harbor provision of the Private Securities Litigation Reform Act of 1995 , including predictions, estimates, and other information that might be considered forward - looking . While these forward - looking statements represent TherapeuticsMD, Inc . ’s (“TherapeuticsMD,” “we,” “us,” and “our”) current judgment on what the future holds, they are subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation . Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information, future events, or otherwise . Throughout this presentation, we will attempt to present some important factors relating to our business that may affect our predictions . You should also review our most recent Form 10 - K filed on March 5 , 2014 , Forms 10 - Q, our Forms 8 - K, and our other filings with the Securities and Exchange Commission, for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors . ” A PDF copy of our press releases and financial tables can be viewed and downloaded on the TherapeuticsMD website : www . therapeuticsmd . com/InvestorRelations . aspx . Forward - Looking Statements

TherapeuticsMD Pipeline (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Estimates per: Dr. Loyd Allen Jr., Editor - in - Chief, International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian, Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Direct or Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”). (3) Estimated U.S. sales 2

TherapeuticsMD Core Development Metrics 1. Compounds • Well - known chemical entities with defined safety and efficacy therapeutic thresholds 2. Regulatory Pathway • 505(b)(2) offering more defined, shorter pathway with less efficacy risk than NCE pathway • Clear FDA draft guidance requirements for single Phase 3 study 3. Market • Large, underserved, and growing markets with unique dynamics • Favorable payor dynamics 3

Combination Product TX 001 - HR E+P

History of Hormone Therapy



2000
2002
CURRENT (1)(2)
HT FDA Market $5-6 Billion* +
WHI Results
FDA Approved Market $500 Million
Compounding Market $1.5 Billion
$2 Billion

Women's Health Initiative (WHI)

- Hormone Therapy is linked to Cardiovascular, Cancer and other risks
- Estrogen + ***Progestin*** (Prempro) arm had a 24% increase in breast cancer vs. Estrogen alone

(1) PHAST Prescription Monthly by Source Healthcare Analytics. *Inflation Adjusted Number**

(2) Estimates per: Dr. Loyd Allen Jr., Editor-in-Chief, the *International Journal of Pharmaceutical Compounding*; Tom Murry, Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian, Consultant on Gynecology and Women's Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society ("NAMS").

TherapeuticsMD

Market S hift to Bio - identical Hormone Replacement (BHRT) History of Compounding

Understanding the Total Menopause Hormone Market

COMPOUNDING SEGMENTS(2)(3)

Pain	Veterinarian	Pediatric	BHRT
25%	25%	25%	25%

American Academy of Anti-Aging Medicine (A4M) – www.a4m.com
World Society of Anti-Aging Medicine (WSOAAM)
www.wosaam.ws

24,000 Specialists in United States

TOTAL E+P HORMONE MARKET(1)(3)



$1 B of TRx by Wellness Specialists
FDA Approved
$500 M
Avg. WAC $150
BHRT
$1.5 B
Avg. Script $50
$500 M of TRx by Gynecology

- Both traditional medicine and so-called anti-aging/wellness are targeting the same biologic processes in women - menopause.

TherapeuticsMD

(1) PHAST Prescription Monthly by Source Healthcare Analytics.
(2) Estimates per: Dr. Loyd Allen Jr., Editor-in-Chief, International Journal of Pharmaceutical Compounding; Tom Morris, Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian, Consultant in Gynecology and Women's Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society ("NAMS").
(3) Symphony Health Report

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Rationale for Market Growth: Bio-identical Progesterone vs. Non-Bioidentical Progestin

Side Effect [1]	Bio-identical Natural Progesterone	Non-Bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	More favorable profile (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, HDL, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [2]	No benefit on sleep properties
Quality of life	Improvement in symptoms and overall satisfaction with bio-identical progesterone HT compared to MPA regimen [3]	

TherapeuticsMD

(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Balériaux, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.
(3) Fitzpatrick, Pace, and Witt. "Comparison of Regimens Containing Oral Micronized Progesterone or Medroxyprogesterone Acetate on Quality of Life in Postmenopausal Women: A Cross-Sectional Survey." J Womens Health Gend Based Med 9.4 (2000): 381-87.

Journal of the American Medical Association September 30, 2013 CEEs ( Premarin ) were associated with a higher incidence of venous thrombosis and myocardial infarction than oral estradiol Journal of the American Medical Association October 3, 2013 Breast Cancer Risk persists for 13 years after discontinuation of CEE Menopause September 2013 “ Oral estradiol may be associated with a lower risk of stroke … compared with conventional - dose oral CEE” Rationale for Market Growth: Estradiol vs. Conjugated Estrogens (1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE ) (2) Manson et al. Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women’s Health Initiative Randomized Trials (3) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study

□ Meet PK 505(b)(2) thresholds x TXMD Novel Drug Design Combination of Estradiol + P rogesterone RLD = Reference Listed Drug API = Active Pharmaceutical Ingredient Converted (API) from solid / crystalline to a New Liquid Drug Form Estrace (RLD) is a tablet — 0.5 mg, 1.0 mg, and 2.0 mg Prometrium (RLD) is in suspension — 100 mg and 200 mg New solubilized drug form Achieves FDA requirements of uniformity and stability Improved functional effects (improved bioavailability, reduced variability, food effect, lowest effective dose, well tolerated ) Enabling new combinations, routes and dosages (creams, patches, etc.)

E+P HT Market Opportunity

- All in-market FDA-approved combination products contain ***non-bioidentical*** progestins
- Today's FDA-approved combination products lack innovation

Product	Progestin	U.S. Sales (est.)	Intl Sales (4)	Company
17β Estradiol + NETA / Drospirenone (Activella / FemHRT / Angeliq / others)	*Non-bioidentical*	$ 230 mm (1)(2)		Warner Chilcott; Bayer
Premarin + MPA (Prempro / Premphase)	*Non-bioidentical*	$ 328 mm (1)(2)		Pfizer
Estradiol + Progesterone (custom compounded)	Untested Bioidentical	$1,500 mm (3)		Not FDA approved
Total Oral Combination Sales		**$2,058 mm**	**$489 mm**	

Notes:
(1) PHAST Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through December 31, 2013.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) IMS Data

TherapeuticsMD

95% Upper Confidence Limit for PK Parameter Prometrium = R1 Prometrium = R2 TXMD = T Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.16 1.179 - 0.785 AUC 0 - t 1.05 0.956 - 0.542 1 10 100 0 5 10 15 20 25 30 35 40 45 50 Time (hr) Treatment=R1 Treatment=R2 Treatment=T N=62 95% Confidence Interval for PK Parameter Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 0.88 0.344 - 0.040 AUC 0 - t 0.93 0.409 - 0.089 Estrace = R1 Estrace = R2 TXMD = T Evaluation of bioequivalence based on C max and AUC (N=62) TXMD 2/200mg E2+P Single Gel - tab versus Separate 2mg Estrace ® tablet + 200mg Prometrium ® Capsule

TX 001HR E+P — Phase 3 Study Combination of Estradiol + P rogesterone 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX 12-001HR Combination 17β Estradiol + Progesterone File IND Update & Phase 3 Protocol Pivotal Phase 3 clinical trial initiated Q3 ’13: The REPLENISH Trial Designed to enroll 1,750 subjects at ~80 sites Four active arms (N =400 / arm ) Placebo arm (N=150) 12 - month study with 12 week VMS Endpoints: Vasomotor : number and severity of hot flashes (4 week and 12 weeks) Endometrial safety: incidence of endometrial hyperplasia (12 months )

Drug Quality and Security Act Signed by President on 11/27/13 Bill Highlights Establishes requirements for traditional compounding pharmacies and larger - scale outsourcing facilities. Prohibits compounding of essential copies of an FDA approved & marketed drug except in limited circumstances: Traditional compounding pharmacies may not compound essential copies regularly or in inordinate amounts, or unless there is a change in the compounded drug that produces a significant difference for an individual patient. Outsourcing facilities may not compound essential copies unless the approved drug appears on the drug shortage list, or unless there is a change in the compounded drug that produces a clinical difference for an individual patient. http://www.help.senate.gov/imo/media/Compounding_Draft_One_Pager_FINAL.pdf 14

Transdermal Development Phase 1 Study Q3 2014 Measure circulating Progesterone alone Measure circulating Estradiol and Progesterone

Transdermal Market Opportunity

Product (Combination E+P)	TRx [1][2]	U.S. Sales (est.) [1][2]	Company
Estradiol/Levonorgestrel (Climara Pro)	129,755	**$ 22.5 mm**	Bayer
Estradiol/Norethindrone Acet (CombiPatch)	408,598	**$ 44 mm**	Noven Pharmaceuticals, Inc.
Total Combination Transdermal Sales	**538,353**	**$ 66.5 mm**	
Product (Estradiol Only)	**TRx [1][2]**	**U.S. Sales (est.) [1][2]**	**Company**
Estradiol (Patch, Gel, Spray) (Alora, Climara, Estraderm, Menostar, Vivelle, Vivell-Dot, Minivelle; Divigel, Elestrin, Estrogel; Evamist)	5,762,725	**$ 692 mm**	Bayer, Watson, Novartis, Ascend, MEDA
Total Estradiol Transdermal Sales	**5,762,725**	**$ 692 mm**	

TherapeuticsMD

Notes:
[1] PHAST Prescription Monthly by Source Healthcare Analytics.
[2] Based on last twelve months sales through December 31, 2013.

TherapeuticsMD Core Development Metrics 1. Estradiol + Progesterone • Well - known chemical entities with defined safety and efficacy therapeutic thresholds 2. Regulatory Pathway • 505(b)(2) offering more defined, shorter pathway with less efficacy risk than NCE pathway • Clear FDA draft guidance requirements for single Phase 3 study 3. Market • Large, undiscovered, and growing markets with unique dynamics • Favorable payor dynamics • Drug Quality and Security Act 17

Vulvar / Vaginal Atrophy (VVA)

TherapeuticsMD Core Development Metrics 1. Compounds • Well - known chemical entities with defined safety and efficacy therapeutic thresholds 2. Regulatory Pathway • 505(b)(2) offering more defined, shorter pathway with less efficacy risk than NCE pathway • Clear FDA draft guidance requirements for single Phase 3 study 3. Market • Large, underserved, and growing markets with unique dynamics • Favorable payor dynamics 19

Mechanism: Low Levels of Estradiol impact on the Vagina R eduction in superficial cells Parabasal cells increase Vagina changes from acidic to basic (increased pH) Most common symptoms: Vaginal Dryness, Dyspareunia, Itching/Irritation, Dysuria, Bleeding with Sexual Activity

How to Measure Efficacy – FDA Guidance for Phase 3 (12 Weeks) (1) 1. Maturation Index • Statistical increase in superficial cells • Statistical decrease in parabasal cells 2. Statistical changes in vaginal pH from basic to acidic (decrease pH) 3. Reduce most bothersome symptoms: Vaginal Dryness, Dyspareunia, Itching/Irritation, Dysuria, Bleeding with Sexual Activity (1) FDA Guidance for Industry, Estrogen and Estrogen/Progestin Drug Products to Treat Vasomotor Symptoms and Vulvar and Vaginal Atrophy Symptoms — Recommendations for Clinical Evaluation (Jan. 2003) 21

VagiCap vs. Vagifem – Phase 1 PK Study


Estradiol 25 µg
N=36
Plasma Mean Concentration (pg/mL)


Estradiol 10 µg
N=36
Plasma Mean Concentration (pg/mL)
R: Reference
T: Test

Key Points:

- Tmax ~2hours with VagiCap and ~8 hours with Vagifem
- Systemic absorption AUC (0-24 hrs) is 2-3 fold lower with Vagicap relative to Vagifem

TherapeuticsMD

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TX 004HR Positive Phase 2 Study 48 post - menopausal women with symptoms of VVA Randomized 1:1 to 10µg dose of TX 004HR or placebo Self - administered 1x daily for 2 - week period Endpoints (2 weeks) based on Phase 3 (12 weeks) study design criteria As compared to placebo, women treated with TX 004HR showed : Statistically significant decreases in parabasal cells (p<0.0001) Significant increases in superficial cells (p=0.0002) Statistically significant decreases in vaginal pH (p=0.0002 ) Significant reduction in the atrophic effects on epithelial integrity and vaginal secretions Not powered for most bothersome symptom (positive trends)

TX 004HR Phase 2 Study Maturation Index (Mean) Change in pH (Mean) TX 004HR Placebo TX 004HR Placebo Vagicap 10 ug Week 2 44.48 7.08 - 0.92 - 0.40 ____________________________________________________________________ Approved Treatments: Pivotal Clinical Data (Week 12)* Maturation Index (Mean) Change in pH (Mean) Change in Vaginal Dryness (Mean) Active Placebo Active Placebo Active Placebo Premarin Vaginal Cream (0.3 mg) n=36 27.90 3.00 - 1.60 - 0.40 - 1.10 - 0.70 Vagifem (10 ug ) n=36 11.10 NA NA NA NA NA Vagifem (25 ug ) n=36 12.30 NA NA NA NA NA TX 004HR Phase 2 Pilot • N = 50 (mean age 62.3 yrs ) • Randomized 1:1 ratio • 14 day study *Data from product prescribing information. For reference only. Comparative efficacy cannot be demonstrated without head - to - he ad clinical studies. 24

Leading Estrogen Products Product Characteristic * Vagifem Premarin Estrace Design Burning x Discharge x x x Cream x x Quick Dissolution Applicator x x x Placement Issues x TX 004HR Design Goals • Eliminate burning sensation • Not a cream • Improve ease of use/placement • Quick dissolution • Digital insertion/No applicator • Deliver elegant patient experience OPERA Survey ( n =178); TXV - 1301 Survey (n=49) *Perceived product characteristics reported by health care professionals and patients in separate surveys to identify . Not based on head - to - head clinical comparisons or validated instruments. 25

(1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Based on last twelve months sales through 12/31/2013. (3) GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 (4) Estring & Femring data was excluded due to marginal sales (5) GoodRx ; http://www.goodrx.com / last accessed 4/30/2014 Product Compound TRx US ($mm) Sales (1) (2) WAC Price (1) Premarin ® Cream Equine vaginal estrogen 1,703,523 $389 $201 (5) Vagifem ® Tablets Vaginal Estradiol 1,971,269 $316 $193 (5) Estrace ® Cream Vaginal Estradiol 1,619,744 $284 $152 (5) Total (4) 5,720,550 $1,100 mm ASD analysis - global market is expected to grow to $3.1 Billion in 2019 (3) 2008 (1) 2013 (1) Total TRx 5,030,472 5,720,550 Total Sales $ $505,917,525 $1,100,833,171 VVA U.S. Sales – Currently No Generics Novo Nordisk 26

Estradiol Vaginal Suppository Phase 2B/3 Study 2014 12 weeks Designed to enroll 150 - 200 subjects in each arm − Multiple Active Arms (4 mcg, 10 mcg, 25 mcg) − Placebo (n=100) Endpoints: − Cell change − Lowering of pH − Evaluation of Adverse Vaginal Effects (Dyspareunia and Dryness)

Hormone Therapy Market Opportunity

TherapeuticsMD Core Development Metrics 1. VVA VagiCap • Well - known chemical entities with defined safety and efficacy therapeutic thresholds 2. Regulatory Pathway • 505(b)(2) offering more defined, shorter pathway with less efficacy risk than NCE pathway • Clear FDA draft guidance requirements for single Phase 3 study 3. Market • Large, underserved, and growing at >20% 5 - year CAGR • Favorable payor dynamics • No generics 29

Extensive Patent Filings Filed Provisional Non - Provisional Issued U.S. 27 10 17 2 Ex - U.S. 7 Oral combination therapeutics Bioidentical E+P HT combination Natural combination HT and formulations Oral solo therapeutics Progesterone formulations Vulvovaginal atrophy pessary Pipeline applications Opera reporting and analysis software 30

Milestones

Year	Program	Milestone	Timing
2014	E+P Transdermal:	File IND for P and E+P Transdermal	Q2/Q3
	E+P Transdermal:	PK Results for P and E+P Transdermal	Q2/Q3
	E+P Oral:	International Menopausal Society Replenish Trial Poster Session	Q2
	Compounding Market:	Symphony Health Report on BHRT Size of Market	Q3
	Estradiol VagiCap:	Commence Phase 2b/3 VVA Trial	Q3
	Oral Progesterone:	Complete patient enrollment: Spry Trial	Q4
	E+P Oral:	Complete patient enrollment: Replenish Trial	Q4
	IP / Patents	Annual IP Update to Patent Portfolio	Q4
2015	Oral Progesterone	Report Phase 3/Spry Trial Results	Q1
	Estradiol VagiCap:	Complete Patient Enrollment	Q2
	Estradiol VagiCap	Report Phase 3/VVA Trial Results	Q3
	Estradiol VagiCap:	File NDA for TX-003HR in VVA	Q3
	Combination E+P:	Report Replenish Trial results	Q4
	Combination E+P:	File NDA for TX-001HR E+P	Q4

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Key Statistics NYSE MKT: TXMD Recent market price 1 $4.05 Shares outstanding 2 145 million Market capitalization 1 $590 million Cash & equivalents 2 $45 million Debt 3 $0.00 million 1 Based upon closing price May 1, 2014 2, 3 As of March 31, 2014

Investor Contacts COPYRIGHT 2014 by TherapeuticsMD Dan Cartwright Lisa M. Wilson Chief Financial Officer President TherapeuticsMD, Inc. In - Site Communications, Inc. 561 - 961 - 1900 917 - 543 - 9932 Dan.Cartwright@TherapeuticsMD.com lwilson@insitecony.com

TherapeuticsMD Corporate History

2008	Q4 2011	Q1 2013	Q3 2013	Q1 2014
vitaMedMD, LLC	vitaMedMD, LLC **Reverse Merger** TherapeuticsMD	Primary Public Offering $1.70	Primary Public Offering $2.40	Public Secondary Offering $7.10
• Brand Prenatal • Authorized Generic • Sales Force	• Early PK data E+P • CMC Success • Limited IPO Qualifiers	• Funding • Combo E+P Dev.	• Funding • VVA Dev. • Progesterone Alone	• No Proceeds to Company • Locked-up sellers sold shares • Insiders terminate10b5-1 for FY14

TherapeuticsMD

“HRT prescribed before the age of 60 has a favorable benefit/risk profile .” “Recent evidence suggests that HRT regimens containing progesterone can minimize the metabolic impact and reduce the risk of thromboembolism .” In a large observational cohort study of French teachers, after five years of use estrogen – progesterone combination, HRT was found to be associated with a significantly lower relative risk (neutral for ‘ever use’ of HRT) than for other types of combined HRT (RR 1.7 – 2.0).” “Data from a large observational study suggest that EPT with micronized progesterone carries a low risk of breast cancer with short - term use .” Latest Position Statements British Menopause Society , 2013 North American Menopause Society , 2012 The 2012 Hormone Therapy Position Statement of The North American Menopause Society, Menopause: The Journal of The North American Menopause Society Vol. 19, No. 3, pp. 257/271 The 2013 British Menopause Society & Women's Health Concern recommendations on hormone replacement therapy , Menopause Int published online May 23, 2013

Experienced Management and Drug Development Team

Management

Robert Finizio
Chief Executive Officer

vitaMed	HT	Corporate		
John Milligan *President*	**Julia Amadio** *Chief Product Officer*	**Dan Cartwright** *Chief Financial Officer*	**Dr. Sebastian Mirkin** *Chief Medical Officer*	**Dr. Joel Krasnow** *Chief Scientific Officer*

Board Members and Early Investors

Tommy Thompson *Chairman* *Former Sec HHS & Gov of Wisc*	**Cooper Collins** *Director*	**Nick Segal** *Director* *Seavest Capital Partners*	**Mario Family Partnership** *Ernest Mario Former CEO of Glaxo*	**Jules Musing** *Former Sr. Executive Johnson & Johnson*

Drug Development Team

- **Julia Amadio and James Pickar, M.D., F.A.C.O.G.**
  - Led development and launch of Prempro®, Premphase®, CombiPatch®, Alesse®, and Crinone®, among others
- **Lisa Rarick, M.D. and Daniel Shames, M.D.**
  - Former division Director of Reproductive and Urologic Products for FDA CDER
- **Fred Sancilio, Ph.D.**
  - Former founder and president of AAI and the innovator of multiple hormone products
- **Marlan Walker, J.D.**
  - Lead Patent Attorney
- **Steve Fontana, J.D.**
  - Author of the original estradiol patents

Proven team with a successful track record of creating shareholder value and developing some of the most successful products in the HT and birth control space

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